KIEWIT INVESTMENT FUND LLLP

Supplement dated April 15, 2011 to the

Prospectus and Statement of Additional Information dated July 27, 2010

The following information supplements and, to the extent inconsistent therewith, supersedes the information contained in the Fund’s Prospectus and Statement of Additional Information.

Geode Capital Management, LLC (“Geode”), One Post Office Square, Boston, MA 02109-2106, serves as a Sub-Adviser for the Fund’s passive U.S. equity investments.  Geode manages the portion of the Fund’s assets allocated to it using a team of investment professionals.  Effective April 4, 2011, Senior Portfolio Manager Jeffrey Adams left Geode and no longer serves as a member of the Geode portfolio management team serving the Fund. All references to Jeffrey Adams in the Prospectus and Statement of Additional Information are hereby deleted.

The Fund’s assets allocated to Geode continue to be managed by the other members of the Geode portfolio management team listed in the section of the Prospectus captioned “MANAGEMENT OF THE FUND” under the sub-heading “Sub-Advisers” commencing on page 31 of the Prospectus.

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Unitholders should retain this Supplement for future reference.